DAVIDSON MULTI-CAP EQUITY FUND

SUMMARY PROSPECTUS
Ticker Symbol:
Class A	DFMAX
Class C	DFMCX

October 28, 2010

Before you invest, you may want to review the Davidson Multi-Cap Equity Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 28, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://www.davidsonmutualfunds.com/downloads.html.  You can also get this information at no cost by calling 1-877-332-0529 or by sending an e-mail request to davidsonmf@dadco.com.

Investment Objective
The Davidson Multi-Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on page 12 of the Fund’s statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 37 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees	Class A	Class C
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for seven calendar days or less)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%
Other Expenses	1.27%	1.21%
Total Annual Fund Operating Expenses	2.17%	2.86%
Less: Fee Waiver and Expense Reimbursement(1)	-1.02%	-0.96%
Net Annual Fund Operating Expenses	1.15%	1.90%
(1)
Davidson Investment Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 1.15% of average daily net assets of the Fund’s Class A shares and 1.90% of average daily net assets of the Fund’s Class C shares.  The expense limitations will remain in effect through at least October 28, 2011, and may be terminated only by the Trust’s Board of Trustees (the “Board”).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$611	$1,052	$ 1,517	$ 2,802
Class C	$293	$ 795	$ 1,424	$ 3,117

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$611	$1,052	$1,517	$ 2,802
Class C	$193	$ 795	$1,424	$ 3,117

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.78% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities across a wide range of market capitalizations and investment styles with attractive fundamental characteristics.  The Fund will invest its assets in both value and growth stocks, as well as dividend-paying and non-dividend-paying stocks.  The Fund will seek to achieve its investment objective primarily through stock selection, with less emphasis on sector weightings.  As a result, the Fund expects to only occasionally make modest sector changes, preferring to differentiate performance by relative movement in individual stocks than in sectors or industries.

The Fund may seek to enhance returns through the use of other investment strategies such as options (for hedging purposes), foreign securities (which may include American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or direct investment in foreign securities, including emerging markets), and other investment companies (including exchange-traded funds (“ETFs”)).  The Fund may invest up to 20% of its net assets in foreign securities.  The Fund may invest up to 20% of its net assets in options.

The Advisor sells a position if the fundamentals have deteriorated, catalysts fail to develop, or a stock exceeds fair valuation.  The Fund may also eliminate a position if a better alternative becomes available.

At the discretion of the Advisor, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment:

•
ETF and Mutual Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

•
Foreign and Emerging Market Securities Risk.  The Fund may invest in foreign securities which are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  These risks are enhanced in emerging markets.

•
Management Risk.  Management risk means that your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

•
Market and Issuer Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the securities held by the Fund will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund.  The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

•
Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

This Fund may be appropriate for investors who:

•	Have a long-term investment horizon;
•	Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and
•	Can accept the greater risks of investing in a portfolio with equity holdings.

Performance
 The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s Class A shares’ annual return for one year.  The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.davidsonmutualfunds.com or by calling the Fund toll-free at 1-877-332-0529.

Calendar Year Return as of December 31*
* The Fund’s year-to-date total return as of September 30, 2010 was 5.82%.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.49% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -7.66% (quarter ended March 31, 2009).

Average Annual Total Returns
(for the periods ended December 31, 2009)			(not annualized)
	1 Year	Since Inception (8/11/2008)	Since Inception (7/01/2009)
Class A Shares
Return Before Taxes	22.20%	-11.52%	N/A
Return After Taxes on Distributions	22.14%	-11.60%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.50%	-9.77%	N/A
Class C Shares
Return Before Taxes	N/A	N/A	17.26%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	-8.38%	22.46%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor. Davidson Investment Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers. The Advisor uses a team approach for portfolio management.  Of the eight investment team members, William B. Whitlow, Jr., CFA, Senior Vice President and Senior Portfolio Manager, and Brian P. Clancy, CFA, Vice President and Portfolio Manager, are principally responsible for the management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.  They have been responsible for the Fund’s portfolio management since its inception in August 2008.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Davidson Multi-Cap Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-332-0529, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.
Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	Any amount
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$2,500	Any amount
401(k), Pension or Other Types of ERISA Accounts	Any amount	Any amount
Automatic Investment Plan Accounts	$2,500	$100

Tax Information
The Fund’s distributions are taxable, and, unless you are investing through a tax-deferred vehicle, distributions will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.